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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors of HEI, Inc.:


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-3.


                                  /s/ KPMG LLP
                                  Minneapolis, Minnesota
                                  November 14, 2001